United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2006
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Beginning on November 20, 2006, members of Lodgian, Inc.’s management intend to conduct a series of meetings with investors. The purpose of this Report on Form 8-K is to furnish, as an exhibit, a copy of the slides to be presented at the meetings.
The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1943 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any incorporation language in such filings.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1      Slide presentation of Lodgian, dated November 20, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc. Dated: November 20, 2006
By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Slide presentation of Lodgian, Inc. dated November 20, 2006.